Coca-Cola Bottling Co. Consolidated

                                          TO

                        NationsBank of Georgia, National Association,
                                                           Trustee





                                       Indenture

                               Dated as of July 20, 1994

                          COCA-COLA BOTTLING CO. CONSOLIDATED

Reconciliation and tie between Trust Indenture Act of 1939, as amended, and the Indenture, dated as of July 20, 1994.


Trust Indenture
Act SectionIndenture Section

310 (a) (1)..........................................................610
    (a) (2)......................................................... 610
    (a) (3)..................................................Not applicable
    (a) (4)...............................................   Not applicable
    (a) (5)..........................................................608
    (b)..............................................................609
     ................................................................611
311(a)...............................................................614 (a)
   (b)...............................................................614 (b)
   (b) (2)...........................................................703 (a)(3)
   ..............................................................    703 (b)
   (c)........................................................Not applicable
312(a)...............................................................701
   ..................................................................702 (a)
   (b)...............................................................702 (b)
   (c)...............................................................702 (c)
313(a)...............................................................703 (a)
   (b)...............................................................703 (b)
   (c)......................................................703 (a), 703 (b)
   (d)...............................................................703 (c)
314(a)...............................................................704
   (b).......................................................Not applicable
   (c) (1)...........................................................102
   (c) (2)...........................................................102
   (c) (3)...................................................Not applicable
   (d).......................................................Not applicable
   (e)...............................................................102
315(a)...............................................................601 (a)
   (b)...............................................................602
   (c)...............................................................703 (a)(6)
   (c)...............................................................601 (b)
   (d)...............................................................601 (c)
   (d) (1)...........................................................601 (a)(1)
   (d) (2)...........................................................601 (c)(2)
   (d) (3)...........................................................601 (c)(3)
   (e)...............................................................514
316(a)...............................................................101
   (a) (1) (A).......................................................512
   (a) (1) (B).......................................................513
   (a) (2).......................................................Not Applicable
   (b)...............................................................508
   (c)...............................................................516
317(a)(1)............................................................503
   (a)(2)............................................................504
   (b)..............................................................1003
318(a)...............................................................107

______________
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                  TABLE OF CONTENTS

                                                                       PAGE
          PARTIES . . . . . . . . . . . . . . . . . . . . . . . . .      1
          RECITALS OF THE COMPANY . . . . . . . . . . . . . . . . .      1


                                        ARTICLE ONE

                DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

          SECTION 101.     Definitions:
                           Act  . . . . . . . . . . . . . . . . . .      2
                           Affiliate  . . . . . . . . . . . . . . .      2
                           Attributable Debt  . . . . . . . . . . .      2
                           Authenticating Agent . . . . . . . . . .      2
                           Board of Directors . . . . . . . . . . .      3
                           Board Resolution . . . . . . . . . . . .      3
                           Business Day . . . . . . . . . . . . . .      3
                           Capital Stock  . . . . . . . . . . . . .      3
                           Commission . . . . . . . . . . . . . . .      3
                           Company  . . . . . . . . . . . . . . . .      3
                           Company Request and Company Order  . . .      3
                           Consolidated Net Tangible Assets . . . .      3
                           Corporate Trust Office . . . . . . . . .      4
                           corporation  . . . . . . . . . . . . . .      4
                           Debt . . . . . . . . . . . . . . . . . .      4
                           Defaulted Interest . . . . . . . . . . .      4
                           Depositary . . . . . . . . . . . . . . .      4
                           Event of Default . . . . . . . . . . . .      4
                           Funded Debt  . . . . . . . . . . . . . .      4
                           Holder . . . . . . . . . . . . . . . . .      4
                           Indenture  . . . . . . . . . . . . . . .      4
                           interest . . . . . . . . . . . . . . . .      4
                           Interest Payment Date  . . . . . . . . .      4
                           Maturity . . . . . . . . . . . . . . . .      5
                           Mortgage . . . . . . . . . . . . . . . .      5
                           Officers' Certificate  . . . . . . . . .      5
                           Opinion of Counsel . . . . . . . . . . .      5
                           Original Issue Discount Security . . . .      5


          NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                       PAGE

                           Outstanding  . . . . . . . . . . . . . .      5
                           Paying Agent . . . . . . . . . . . . . .      6
                           Person . . . . . . . . . . . . . . . . .      6
                           Place of Payment . . . . . . . . . . . .      6
                           Predecessor Security . . . . . . . . . .      6
                           Preferred Stock  . . . . . . . . . . . .      6
                           Principal Property . . . . . . . . . . .      6
                           Redemption Date  . . . . . . . . . . . .      7
                           Redemption Price . . . . . . . . . . . .      7
                           Regular Record Date  . . . . . . . . . .      7
                           Repayment Date . . . . . . . . . . . . .      7
                           Repayment Price  . . . . . . . . . . . .      7
                           Responsible Officer  . . . . . . . . . .      7
                           Restricted Subsidiary  . . . . . . . . .      7
                           Securities . . . . . . . . . . . . . . .      7
                           Security Register and Security Registrar      7
                           Special Record Date  . . . . . . . . . .      7
                           Stated Maturity  . . . . . . . . . . . .      8
                           Subsidiary . . . . . . . . . . . . . . .      8
                           Trustee  . . . . . . . . . . . . . . . .      8
                           Trust Indenture Act  . . . . . . . . . .      8
                           Voting Stock . . . . . . . . . . . . . .      8

          SECTION 102.     Compliance Certificates and Opinions . .      8

          SECTION 103.     Form of Documents Delivered to Trustee .      9

          SECTION 104.     Acts of Holders  . . . . . . . . . . . .      9

          SECTION 105.     Notices, Etc., to Trustee and Company  .     11

          SECTION 106.     Notice to Holders; Waiver  . . . . . . .     11

          SECTION 107.     Conflict with Trust Indenture Act  . . .     11

          SECTION 108.     Effect of Headings and Table of Contents     12

          SECTION 109.     Successors and Assigns . . . . . . . . .     12

          SECTION 110.     Separability Clause  . . . . . . . . . .     12

          SECTION 111.     Benefits of Indenture  . . . . . . . . .     12






                                                                       PAGE

          SECTION 112.     Governing Law  . . . . . . . . . . . . .     12

          SECTION 113.     Legal Holidays . . . . . . . . . . . . .     12


                                     ARTICLE TWO

                                    SECURITY FORMS

          SECTION 201.     Forms Generally  . . . . . . . . . . . .     13

          SECTION 202.     Form of Face of Security . . . . . . . .     13

          SECTION 203.     Form of Reverse of Security  . . . . . .     15

          SECTION 204.     Form of Trustee's Certificate of
                                    Authentication  . . . . . . . .     19

          SECTION 205.     Securities in Global Form  . . . . . . .     19


                                    ARTICLE THREE

                                    THE SECURITIES

          SECTION 301.     Amount Unlimited; Issuable in Series . .     19

          SECTION 302.     Denominations  . . . . . . . . . . . . .     21

          SECTION 303.     Execution, Authentication, Delivery and
                                    Dating  . . . . . . . . . . . .     21

          SECTION 304.     Temporary Securities . . . . . . . . . .     23

          SECTION 305.     Registration, Registration of Transfer and
                                    Exchange  . . . . . . . . . . .     24

          SECTION 306.     Mutilated, Destroyed, Lost and Stolen
                                    Securities  . . . . . . . . . .     26

          SECTION 307.     Payment of Interest; Interest Rights
                                    Reserved  . . . . . . . . . . .     27

                                                                       PAGE

          SECTION 308.     Persons Deemed Owners  . . . . . . . . .     28

          SECTION 309.     Cancellation . . . . . . . . . . . . . .     28

          SECTION 310.     Computation of Interest  . . . . . . . .     29


                                     ARTICLE FOUR

                              SATISFACTION AND DISCHARGE



          SECTION 401.     Satisfaction and Discharge of Securities
                                    of any Series . . . . . . . . .     29

          SECTION 402.     Application of Trust Money . . . . . . .     31


                                     ARTICLE FIVE

                                       REMEDIES

          SECTION 501.     Events of Default  . . . . . . . . . . .     31

          SECTION 502.     Acceleration of Maturity; Rescission and
                                    Annulment . . . . . . . . . . .     33

          SECTION 503.     Collection of Indebtedness and Suits for
                                    Enforcement by Trustee  . . . .     34

          SECTION 504.     Trustee May File Proofs of Claim . . . .     34

          SECTION 505.     Trustee May Enforce Claims Without
                                    Possession of Securities  . . .     35

          SECTION 506.     Application of Money Collected . . . . .     35

          SECTION 507.     Limitation on Suits  . . . . . . . . . .     36

          SECTION 508.     Unconditional Right of Holders to
                                    Receive Principal, Premium and
                                    Interest  . . . . . . . . . . .     36

                                                                       PAGE

          SECTION 509.     Restoration of Rights and Remedies . . .     37

          SECTION 510.     Rights and Remedies Cumulative . . . . .     37

          SECTION 511.     Delay or Omission Not Waiver . . . . . .     37

          SECTION 512.     Control by Holders . . . . . . . . . . .     37

          SECTION 513.     Waiver of Past Defaults  . . . . . . . .     38

          SECTION 514.     Undertaking for Costs  . . . . . . . . .     38

          SECTION 515.     Waiver of Stay or Extension Laws . . . .     38

          SECTION 516.     Record Date for Action By Holders  . . .     39


                                     ARTICLE SIX

                                     THE TRUSTEE


          SECTION 601.     Certain Duties and Responsibilities  . .     39

          SECTION 602.     Notice of Defaults . . . . . . . . . . .     40

          SECTION 603.     Certain Rights of Trustee  . . . . . . .     41

          SECTION 604.     Not Responsible for Recitals or Issu-
                           ance of Securities   . . . . . . . . . .     42

          SECTION 605.     May Hold Securities  . . . . . . . . . .     42

          SECTION 606.     Money Held in Trust  . . . . . . . . . .     42

          SECTION 607.     Compensation and Reimbursement . . . . .     42

          SECTION 608.     Persons Ineligible for Appointment as
                                    Trustee . . . . . . . . . . . .     43

                                                                       PAGE

          SECTION 609.     Disqualification; Conflicting Interests      43

                           (a)  Elimination of Conflicting Interest
                                  or Resignation  . . . . . . . . .     43
                           (b)  Notice of Failure to Eliminate
                                  Conflicting Interest or Resign  .     43
                           (c)  "Conflicting Interest" Defined  . .     43
                           (d)  Definitions of Certain Terms Used
                                  in This Section . . . . . . . . .     47
                           (e)  Calculation of Percentages of
                                  Securities  . . . . . . . . . . .     48

          SECTION 610.     Corporate Trustee Required; Eligibility      49

          SECTION 611.     Resignation and Removal; Appointment of
                                    Successor . . . . . . . . . . .     49

          SECTION 612.     Acceptance of Appointment by Successor .     51

          SECTION 613.     Merger, Conversion, Consolidation or
                                    Succession to Business  . . . .     52

          SECTION 614.     Preferential Collection of Claims
                                    Against Company . . . . . . . .     52

                           (a)  Segregation and Apportionment of
                                  Certain Collections by Trustee,
                                  Certain Exceptions. . . . . . . .     52
                           (b)  Certain Creditor Relationships
                                  Excluded from Segregation and
                                  Apportionment . . . . . . . . . .     55
                           (c)  Definitions of Certain Terms Used in
                                  This Section  . . . . . . . . . .     55

          SECTION 615.     Appointment of Authenticating Agent  . .     56

                                    ARTICLE SEVEN

                  HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY
                                                                       PAGE


          SECTION 701.     Company to Furnish Trustee Names and
                                    Addresses of Holders  . . . . .     58

          SECTION 702.     Preservation of Information; Communi-
                                    cations to Holders  . . . . . .     58

          SECTION 703.     Reports by Trustee . . . . . . . . . . .     59

          SECTION 704.     Reports by Company . . . . . . . . . . .     61


                                    ARTICLE EIGHT

                    CONSOLIDATION, MERGER, CONVEYANCE, OR TRANSFER

          Section 801.     Company May Consolidate, Etc., Only
                                    on Certain Terms  . . . . . . .     62

          Section 802.     Successor Corporation Substituted  . . .     62


                                     ARTICLE NINE

                               SUPPLEMENTAL INDENTURES

          SECTION 901.     Supplemental Indentures Without Consent of
                                    Holders . . . . . . . . . . . .     63

          SECTION 902.     Supplemental Indentures With Consent of
                                    Holders . . . . . . . . . . . .     64

          SECTION 903.     Execution of Supplemental Indentures . .     65

          SECTION 904.     Effect of Supplemental Indentures  . . .     65

          SECTION 905.     Conformity with Trust Indenture Act  . .     65

                                                                       PAGE

          SECTION 906.     Reference in Securities to Supplemental
                                    Indentures  . . . . . . . . . .     65


                                     ARTICLE TEN

                                      COVENANTS

          SECTION 1001.     Payment of Principal, Premium and
                                Interest  . . . . . . . . . . . . .     66

          SECTION 1002.     Maintenance of Office or Agency . . . .     66

          SECTION 1003.     Money for Securities Payments to Be
                                Held in Trust . . . . . . . . . . .     66

          SECTION 1004.     Corporate Existence . . . . . . . . . .     68

          SECTION 1005.     Statement By Officers as to Default . .     68

          SECTION 1006.     Restrictions on Debt  . . . . . . . . .     68

          SECTION 1007.     Restrictions on Sales and Leasebacks  .     70

          SECTION 1008.     Waiver of Certain Covenants . . . . . .     71

          SECTION 1009.     Calculation of Original Issue Discount;
                                 and Certain Information Concerning
                                 Tax Reporting. . . . . . . . . . .     71


                                    ARTICLE ELEVEN

                               REDEMPTION OF SECURITIES

          SECTION 1101.     Applicability of Article  . . . . . . .     72

          SECTION 1102.     Election to Redeem; Notice to Trustee .     72

          SECTION 1103.     Selection by Trustee of Securities to Be
                                     Redeemed . . . . . . . . . . .     72

          SECTION 1104.     Notice of Redemption  . . . . . . . . .     73

                                                                       PAGE

          SECTION 1105.     Deposit of Redemption Price . . . . . .     73

          SECTION 1106.     Securities Payable on Redemption Date .     73


          SECTION 1107.     Securities Redeemed in Part . . . . . .     74


                                    ARTICLE TWELVE

                                    SINKING FUNDS

          SECTION 1201.     Applicability of Article  . . . . . . .     74

          SECTION 1202.     Satisfaction of Sinking-Fund Payments
                                     with Securities. . . . . . . .     75

          SECTION 1203.     Redemption of Securities for Sinking
                                     Fund . . . . . . . . . . . . .     75


                                   ARTICLE THIRTEEN

                                      DEFEASANCE

          SECTION 1301.     Applicability of Article; Company's
                                     Option to Effect Defeasance  .     75

          SECTION 1302.     Defeasance and Discharge  . . . . . . .     76

          SECTION 1303.     Covenant Defeasance . . . . . . . . . .     76

          SECTION 1304.     Conditions to Defeasance  . . . . . . .     76

          SECTION 1305.     Deposited Money and U.S. Government
                                 Obligations to be Held in Trust;
                                 Miscellaneous  . . . . . . . . . .     78


                                   ARTICLE FOURTEEN

                     REPAYMENT OF SECURITIES AT OPTION OF HOLDERS

          SECTION 1401.     Applicability of Article  . . . . . . .     79

                                                                       PAGE

          SECTION 1402.     Notice of Repayment Date  . . . . . . .     79

          SECTION 1403.     Deposit of Repayment Price  . . . . . .     80

          SECTION 1404.     Securities Payable on Repayment Date  .     80

          SECTION 1405.     Securities Repaid in Part . . . . . . .     80


                                   ARTICLE FIFTEEN


                  IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS
                                    AND DIRECTORS.

          SECTION 1501.     Immunity of Incorporators, Stockholders,
                                     Officers and Directors . . . .     81

          TESTIMONIUM . . . . . . . . . . . . . . . . . . . . . . .     82

          SIGNATURES AND SEALS  . . . . . . . . . . . . . . . . . .     82

          ACKNOWLEDGMENTS . . . . . . . . . . . . . . . . . . . . .     82

               INDENTURE, dated as of July 20, 1994, between Coca-Cola Bottling Co. Consolidated, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 1900 Rexford Road, Charlotte, North Carolina 28211, and NationsBank of Georgia, National Association, a National Banking Association organized under the laws of the United States, as Trustee (herein called the "Trustee"), having its principal office at 600 Peachtree Street, Atlanta, Georgia 30308.

                               RECITALS OF THE COMPANY

               The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

          All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.


          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

               For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:


                                     ARTICLE ONE

                           DEFINITIONS AND OTHER PROVISIONS
                                OF GENERAL APPLICATION

          SECTION 101.  Definitions.

               For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

               (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

               (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

               (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

               (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

               Certain terms, used principally in Article Six, are defined in that Article.

               "Act", when used with respect to any Holder, has the meaning specified in Section 104.

               "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

               "Attributable Debt" means, as to any particular lease under which any person is at the time liable, at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the remaining primary term thereof, discounted from the respective due date thereof to such date at a rate per annum equal to the weighted average interest rate, or yield to maturity in the case of an Original Issue Discount Security, borne by all the Outstanding Securities. The weighted average interest rate borne by the Securities shall be calculated by dividing the aggregate of the annual interest payments required on the Securities, based on the amount Outstanding at the latest date any Securities were issued hereunder, by the aggregate principal amount of the Securities Outstanding at such date. In the case of an Original Issue Discount Security, the amount Outstanding shall be deemed to be the entire principal amount thereof and the annual interest payments shall be deemed to be the product obtained by multiplying such entire principal amount by the rate of interest payable on overdue principal. The net amount of rent required to be paid under any such lease for any such period shall be the amount of the rent payable by the lessee with respect to such period, after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

               "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate
          Securities.

               "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

               "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

               "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which any banking institutions in that Place of Payment are authorized or obligated by law to close.

               "Capital Stock", as applied to the stock of any corporation, means the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.

               "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

               "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

               "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by the Chairman of the Board or a Vice Chairman, the President or a Vice President (any reference to a Vice President of the Company herein shall be deemed to include any Vice President of the Company whether or not designated by a number or a word or words added before or after the title "Vice President"), and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

               "Consolidated Net Tangible Assets" means the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (i) all current liabilities, and (ii) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, all as set forth on the most recent balance sheet of the Company and its consolidated subsidiaries and computed in accordance with generally accepted accounting principles. For purposes of this definition, any leasehold interest of the Company or any Restricted Subsidiary shall be deemed to be a tangible asset if the rental obligations thereunder are included in Funded Debt.

               "Corporate Trust Office" means the principle office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 600 Peachtree Street, Suite 900, Atlanta, Georgia 30308, Attention: Corporate Trust Administration.

               "corporation" includes corporations, associations, companies and business trusts.

               "Debt" has the meaning specified in Section 1006.

               "Defaulted Interest" has the meaning specified in Section
          307.

               "Depositary" means, with respect to the Securities of any series issuable or issued in the form of a global Security, the Person designated as Depositary by the Company pursuant to
          Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

               "Event of Default" has the meaning specified in Section 501.

               "Funded Debt" means (i) all indebtedness for money borrowed having a maturity of more than 12 months from the date as of which the amount thereof is to be determined or having a maturity of less than 12 months but by its terms being renewable or extendible beyond 12 months from such date at the option of the borrower, and (it) rental obligations payable more than 12 months from such date under leases which are capitalized in accordance with generally accepted accounting principles (such rental obligations to be included as Funded Debt at the amount so capitalized and to be included for the purposes of the definition of Consolidated Net Tangible Assets both as an asset and as Funded Debt at the amount so capitalized).

               "Holder" means a Person in whose name a Security is registered in the Security Register.

               "Indenture" means this Instrument as originally executed or as it may from time to time be supplemented or amended by one or more Indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of any particular series of Securities established as contemplated by
          Section 301.

               "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

               "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

               "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, occurrence of any Repayment Date or otherwise.

               "Mortgage" has the meaning specified in Section 1006.

               "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

               "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise provided in this Indenture) be counsel for, or an employee of, the Company, and who shall be acceptable to the Trustee.

               "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

               "Outstanding", when used with respect to Securities of any series, means, as of the date of determination, all Securities of such series theretofore authenticated and delivered under this Indenture, except:

                    (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                    (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                    (iii)  Securities which have been paid pursuant to
               Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

          provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities of any series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue

          Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502, and (ii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only
          Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

               "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

               "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

               "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that Series are payable as specified as contemplated by Section 301.

               "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

               "Preferred Stock," as applied to the Capital Stock of any corporation, means Capital Stock ranking prior to the shares of any other class of Capital Stock of said corporation as to the payment of dividends or the distribution of assets on any voluntary or involuntary liquidation.

               "Principal Property" means any building, structure or other facility, together with the land upon which it is erected and fixtures comprising a part thereof, used primarily for the bottling, canning or packaging of soft drinks or soft drink products or warehousing and distributing of such products, owned or leased by the Company or any Subsidiary of the Company, the gross book value (without deduction of any depreciation reserves) of which on the date as of which the determination is being made exceeds 3% of Consolidated Net Tangible Assets, other than any such building, structure or other facility or portion thereof which, in the opinion of the Board of Directors of the Company, is not of material importance to the total business conducted by the Company and its Subsidiaries as an entirety.

               "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

               "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

               "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

               "Repayment Date", when used with respect to any Security of any series to be repaid, means the date, if any, fixed for such repayment pursuant to Section 301 of this Indenture.

               "Repayment Price", when used with respect to any Security of any series to be repaid, means the price, if any, at which such Security is to be repaid pursuant to Section 301 of this Indenture.

               "Responsible Officer", when used with respect to the Trustee, means any officer in the Corporate Trust Office of the Trustee or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

               "Restricted Subsidiary" means a Subsidiary of the Company which (i) owns a Principal Property as of the date hereof, or
          (ii) acquires a Principal Property after the date hereof from the Company or a Restricted Subsidiary other than for cash equal to such property's fair market value as determined by the Board of Directors, or (iii) acquires a Principal Property after the date hereof by purchase with funds substantially all of which are provided by the Company or a Restricted Subsidiary or with the proceeds of indebtedness for money borrowed, which indebtedness is guaranteed in whole or in part by the Company or a Restricted Subsidiary, or (iv) is a party to any contract with respect to the bottling, canning, packaging or distribution of soft drinks or soft drink products, other than any such contract which in the opinion of the Board of Directors of the Company is not of material importance to the total business conducted by the Company and its Subsidiaries as an entirety.

               "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

               "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

               "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

               "Stated Maturity", when used with respect to any Security or any Installment of principal thereof or Interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

               "Subsidiary" means a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

               "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

               "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended and in force at the date as of which this instrument was executed, except as provided in Section 905.

               "Voting Stock" means stock of the class or classes having general voting power under ordinary circumstances for the election of the board of directors, managers or trustees of such corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

          SECTION 102.  Compliance Certificates and Opinions.

               Except as otherwise expressly provided by this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

               Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to paragraph (4) of Section 704 of this Indenture) shall include:

               (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with, and

               (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          SECTION 103.  Form of Documents Delivered to Trustee.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          SECTION 104.  Acts of Holders.

               (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

               (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

               (c) The ownership of Securities shall be proved by the Security Register.

               (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration or transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, any Authenticating Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

               (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

               (f) Without limiting the generality of the foregoing, unless otherwise specified pursuant to Section 301 or pursuant to one or more indentures supplemental hereto, a Holder, including a Depositary that is the Holder of a global Security, may make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders, and a Depositary that is the Holder of a global Security may provide its proxy or proxies to the beneficial owners of interests in any such global Security through such Depositary's standing instructions and customary practices.


               (g) The Trustee shall fix a record date for the purpose of determining the Persons who are beneficial owners of interests in any global Security held by a Depositary entitled under the procedures of such Depositary to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other action, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction, notice, consent, waiver or other action shall be valid or effective if made, given or taken more than 90 days after such record date.

          SECTION 105.    Notices, Etc., to Trustee and Company.

               Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                    (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Company by the Trustee, or

                    (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it and marked "Attention: Treasurer" at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

          SECTION 106.  Notice to Holders; Waiver.

               Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

               In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

          SECTION 107.  Conflict with Trust Indenture Act.
               If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

          SECTION 108.  Effect of Headings and Table of Contents.

               The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 109.  Successors and Assigns.

               All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          SECTION 110.  Separability Clause.

               In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 111.  Benefits of Indenture.

               Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar and Paying Agent, any Authenticating Agent and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          SECTION 112.  Governing Law.

               This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 113.  Legal Holidays.

               In any case where any Interest Payment Date, Redemption Date, Repayment Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, Repayment Date or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Repayment Date or Stated Maturity, as the case may be.

                                     ARTICLE TWO

                                    SECURITY FORMS

          SECTION 201.  Forms Generally.

               The Securities of each series shall be in substantially the form set forth in this Article, or in such other form (including global form) as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities, if any.

               The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

               The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, subject to the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

          SECTION 202.  Form of Face of Security.

               [If the Security is an Original Issue Discount Security, insert - FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE AMOUNT OF
          ORIGINAL ISSUE DISCOUNT ON THIS SECURITY IS..... % OF ITS
          PRINCIPAL AMOUNT, THE ISSUE DATE IS......, 19     AND THE YIELD
          TO MATURITY IS ...%, THE METHOD USED TO DETERMINE THE YIELD IS ... AND THE AMOUNT OF THE ORIGINAL ISSUE DISCOUNT APPLICABLE TO
          THE SHORT ACCRUAL PERIOD OF ...., 19     to ..., 19      is ... %
          OF THE PRINCIPAL AMOUNT, OF THIS SECURITY.]

                         COCA-COLA BOTTLING CO.  CONSOLIDATED
                           _____% __________DUE ___________
                              (Hereinafter "Securities")
          No....                                                      $ ...

              COCA-COLA BOTTLING CO. CONSOLIDATED, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term



         includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to
         ..................................................
         ................................. or registered assigns, the principal sum of ..................... Dollars on
         ...........................................  [If the Security is
         to bear interest prior to Maturity, insert --, and to pay
         interest thereon from ................... or from the most recent
         Interest Payment Date to which interest has been paid or duly provided for, semi-annually on ..... and .....in each year, commencing .............,  at the rate of .. % per annum, until the principal hereof is paid or made available for payment if applicable insert --, and (to the extent that the payment of such
         interest shall be legally enforceable) at the     rate of ..% per
         annum on any overdue principal and premium and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ... or ... (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.]

               [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption, [if applicable,insert - upon repayment at the option of the Holder] or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of ...% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand.
          Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of ... % per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

               Payment of the principal of (and premium, if any) and [if applicable, insert -- any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in.......................................................
          .............................................................
          in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts (if applicable, insert --; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

               [Insert a brief description of the right, if any, of Holders to elect repayment.].

               Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

          Dated:

                                             COCA-COLA BOTTLING CO.
                                             CONSOLIDATED


                                             By:.........................
                                                      [Title]

          Attest:


          .........................
            [Assistant] Secretary

          SECTION 203.   Form of Reverse of Security.


               This Security is one of a duly authorized issue of securities of the Company, issued and to be issued in one or more series under an Indenture, dated as of __________, 1994 (herein called the "Indenture"), between the Company and NationsBank of Georgia, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof limited in aggregate principal amount to $.......].

               [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' nor more than 60 days' prior notice by mail, [if applicable insert -- (1) on
          ....  in any year commencing with the year... and ending with the year.... through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and
          (2)] at any time [on or after..........,.... ], as a whole or from time to time in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before ....., ..... %, and if redeemed ] during the 12-month period beginning........ of the years indicated,

                      Redemption                                Redemption
          Year          Price              Year                    Price





          and thereafter at a Redemption Price equal to ... % of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

               [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail,
          (1) on............. in any year commencing with the year
          ...........  and ending with the year.......... through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after..........], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning....... of the years indicated.

                         Redemption Price
                         For Redemption               Redemption Price For
                         Through Operation            Redemption Otherwise
                              of the                 Than Through Operation
Year                        Sinking Fund               of the Sinking Fund
          and thereafter at a Redemption Price equal to ... % of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

                [Notwithstanding the foregoing, the Company may not, prior
          to............ redeem any Securities of this series as
          contemplated by [Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ... % per annum.]

               [The sinking fund for this series provides for the
          redemption on....... in each year beginning with the year.... and ending with the year.... of [not less than] $......  [("mandatory sinking fund") and not more than $...... ] aggregate principal amount of Securities of this series. [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made -- in the inverse order in which they become due.]

               [In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

               [If applicable, insert provisions with respect to redemption or repayment at the option of the Holder and the issuance of Securities in lieu of Securities redeemed or repaid at the option of the Holder.]

               [If the Security is not an Original Issue Discount Security, -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

               [If the Security is an Original Issue Discount Security, -If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

               The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

               No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the right of the Holder of this Security, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed,

               As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

               The Securities of this series are issuable only in
          registered form without coupons in denominations of $......
          and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

               No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

               All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

               [If applicable, insert form of option to elect repayment.]

          SECTION 204.   Form of Trustee's Certificate of Authentication.

               This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        NationsBank of Georgia,

                                        National Association, as Trustee



                                   By:  ____________________________
                                        Authorized Signatory

          SECTION 205.  Securities in Global Form.

               If any Security of a series is issuable in global form, such Security may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee and in such manner as shall be specified in such Security. Any instructions by the Company with respect to a Security in global form, after its initial issuance, shall be in writing but need not comply with Section 102.

                                    ARTICLE THREE

                                    THE SECURITIES

          SECTION 301.  Amount Unlimited; Issuable in Series.

               The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

               The Securities may be issued in one or more series. All Securities of each series issued under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof with respect to such series without preference, priority or distinction on account of the actual time of the authentication and delivery or Maturity of the Securities of such series. There shall be established in or pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

                    (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

                    (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

                    (3) the date or dates (or manner of determining the same) on which the principal of the Securities of the series is payable (which, if so provided in such Board Resolution, may be determined by the Company from time to time and set forth in the Securities of the series issued from time to time);

                    (4) the rate or rates (or the manner of calculation thereof) at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue (which, if so provided by the Board Resolution, may be determined by the Company from time to time and set forth in the Securities of the series issued from time to time), the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

                    (5) if other than the Corporate Trust Office of the Trustee, the place or places where the principal of (and premium, if any) and interest, if any, on Securities of the series shall be payable;

                    (6) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

                    (7) the obligation, if any, of the Company to redeem or repurchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or repurchased, in whole or in part, pursuant to such obligation;

                    (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                    (9) whether the Securities of the series shall be issued in whole or in part in the form of a global Security or Securities and, in such case, the Depositary for such global Security or Securities;

                    (10) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of Maturity thereof pursuant to Section 502;



                    (11)  the application, if any, of either or both of
               Section 1302 and Section 1303 hereof to the Securities of the series; and

                    (12) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

               All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be, provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

               If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

          SECTION 302.  Denominations.

               The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

          SECTION  303.  Execution, Authentication, Delivery and Dating.

               The Securities shall be executed on behalf of the Company by its Chairman of the Board or one of its Vice Chairmen, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

               Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

               At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If any Security shall be represented by a global Security, then, for purposes of this Section and Section 304, the notation of the record owner's interest therein upon original issuance of such Security shall be deemed to be delivery in connection with the original issuance of each beneficial owner's interest in such global Security. If all the Securities of any one series are not to be originally issued at one time and if a Board Resolution relating to such Securities shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance and authentication of such Securities.

               If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating:

                    (a)  if the form of such Securities has been
               established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

                    (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture;

                    (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

                    (d) that all laws and requirements in respect of the execution and delivery by the Company of the Securities have been complied with; and

                    (e) such other matters as the Trustee may reasonably request.

          If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

               Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to
          Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series to be issued.

               Unless otherwise provided in the form of Security for any series, all Securities shall be dated the date of its authentication.

               No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

               If the Company shall establish pursuant to Section 301 that the Securities of a series are to be issued in the form of one or more global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such series issued and not yet canceled, (ii) shall be registered in the name of the Depositary for such global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions and (iv) shall bear a legend substantially to the following effect:
          "Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this Security may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

               Each Depositary designated pursuant to Section 301 for a global Security must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation.

          SECTION 304.  Temporary Securities.

               Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

               If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series of like Stated Maturity and with like terms and provisions upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series and of like Stated Maturity and with like terms and provisions. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series of like Stated Maturity and with like terms and provisions.

          SECTION 305.  Registration; Registration of Transfer and
                    Exchange.

               The Company shall cause to be kept at one of its offices or agencies maintained pursuant to Section 1002 a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The person responsible for the maintenance of the Security Register is referred to herein as the "Security Registrar". The Trustee is hereby appointed the initial "Security Registrar".

               Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

               At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

               All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

               Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

               No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 304, 906 or 1107 not involving any transfer.

               The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

               Notwithstanding any other provision of this Section 305, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor depositary.

               If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 303, the Company shall appoint a successor Depositary with respect to the Securities of such
          series.   If a successor Depositary for the Securities of such
          series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 301(9) shall no longer be effective with respect to the Securities of such series, and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the global Security or Securities representing such series, in exchange for such global Security or Securities.

               The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more global Securities shall no longer be represented by a global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the global Security or Securities representing such series, in exchange for such global Security or Securities.

               If specified by the Company pursuant to Section 301 with respect to a series of Securities, a Person owning a beneficial interest in a global Security for Securities of a series may instruct the Depositary for such series of Securities to surrender such global Security in exchange in whole or in part for Securities of such series in definitive registered form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge:

               (i) to the Person specified by such Depositary a new Security or Securities of the same series, of any authorized denomination as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the global Security; and

               (ii) to such Depositary a new global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered global Security and the aggregate principal amount of Securities authenticated and delivered pursuant to Clause (i) above.

               Upon the exchange of a global Security for Securities in definitive registered form without coupons, in authorized denominations, such global Security shall be cancelled by the Trustee. Securities in definitive registered form without coupons issued in exchange for a global Security pursuant to this
          Section 305 shall be registered in such names and in such authorized denominations as the Depositary for such global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

          SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities.

               If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

               If there shall be delivered to the Company and the Trustee
          (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

               In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

               Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

               Every new Security of any series issued pursuant to this
          Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

               The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          SECTION 307.  Payment of Interest; Interest Rights Reserved.

               Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

               Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                    (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted
               Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 11 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in an authorized newspaper in each Place of Payment, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their Prespective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                    (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

               Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          SECTION 308.  Persons Deemed Owners.

               Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

               None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

          SECTION 309.  Cancellation.

               All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee, except that if a global Security is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary for such global Security, without service charge, a new global Security or Securities in a denomination equal to and in exchange for the unredeemed portion of the principal of the global Security so surrendered. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be destroyed by the Trustee, and the Trustee shall deliver a certificate of such destruction to the Company.

               Notwithstanding any other provision of this Indenture to the contrary, in the case of a series, all the Securities of which are not deemed to have been originally issued at one time, a Security of such series shall not be deemed to have been Outstanding at any time hereunder if and to the extent that, subsequent to the authentication and delivery thereof, such Security is delivered to the Trustee for such Security for cancellation by the Company or any agent thereof upon the failure of the original purchaser thereof to make payment therefor against delivery thereof, and any Security so delivered to such Trustee shall be promptly cancelled by it.


          SECTION 310.  Computation of Interest.

               Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest, if any, on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                     ARTICLE FOUR

                              SATISFACTION AND DISCHARGE

          SECTION 401.  Satisfaction and Discharge of Securities of any
                    Series.

               (a) The Company shall be deemed to have satisfied and discharged the entire indebtedness on all the Securities of any particular series and, so long as no Event of Default shall be continuing, the Trustee for the Securities of such series, upon Company Request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness, when:

                    (1)  either

                         (A) all Securities of such series theretofore authenticated and delivered (other than (i) Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                         (B) all Outstanding Securities of such series not described in subclause (A) above and not theretofore delivered to the Trustee for cancellation

                         (i)  have become due and payable, or

                         (ii)  will become due and payable at their
                         Stated Maturity within one year, or

                         (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on all such Outstanding Securities, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                         (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to Securities of such series; and

                         (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Securities of such series have been complied with.

               (b) Upon the satisfaction of the conditions set forth in this Section 401 with respect to all the Securities of any series, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Company, and the Holders or the Securities of such series shall look for payment only to the funds deposited with the Trustee pursuant to Section 401(a)(1)(B); provided, however, that in no event shall the Company be discharged from any obligations under Sections 305, 306 (except that Securities of such series issued upon registration of transfer or exchange or in lieu of mutilated, destroyed, lost or stolen Securities shall not be obligations of the Company), 607, 611, 701 or 1002; and provided, further, that in the event a petition for relief under Title 11 of the United States Code or a successor statute is filed and not discharged with respect to the Company within 91 days after the deposit pursuant to Section 401(a)(1)(B), the entire indebtedness on all Securities of such series shall not be discharged, and in such event the

          Trustee shall return such deposited funds as it is then holding to the Company upon Company Request.

          SECTION 402.  Application of Trust Money.

               Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest, if any, for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent otherwise required by law.

                                     ARTICLE FIVE

                                       REMEDIES

          SECTION 501.  Events of Default.

               "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                    (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                    (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

                    (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

                    (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                    (5) a default under or the acceleration of the maturity date of any bond, debenture, note or other evidence of indebtedness of the Company or any Restricted Subsidiary (other then the Securities of that series) or a default under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture or other instrument, if the aggregate amount of indebtedness with respect to which such default or acceleration has occurred exceeds $1.0 million; provided, however, that, if such default or acceleration under such evidence of indebtedness, indenture or other instrument shall be cured by the Company, or be waived by the holders of such indebtedness, in each case as may be permitted by such evidence of indebtedness, indenture or other instrument, then the Event of Default hereunder by reason of such default shall be deemed likewise to have been thereupon cured or waived;

                    (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                    (7) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                    (8) any other Event of Default provided with respect to Securities of that series,

          SECTION 502.     Acceleration of Maturity; Rescission and
                    Annulment.

               If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount), plus any interest accrued on such Securities to the date of declaration, shall become immediately due and payable.

                Upon payment (i) of (A) such principal amount and (B) such interest and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest on such Securities shall terminate.

               At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                    (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                         (A) all overdue interest on all Securities of that series,

                         (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

                         (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                         (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

               and

                    (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

          No such rescission shall affect any subsequent default or impair any right consequent thereon.

          SECTION 503.  Collection of Indebtedness and Suits for
          Enforcement by Trustee.

               The Company covenants that if

                    (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                    (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

          the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holder of such Security, the whole amount then due and payable on such Security for principal (and premium, if any) and interest, if any, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Security, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

               If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Security and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Security, wherever situated.

               If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          SECTION 504.  Trustee May File Proofs of Claim.

               In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                 (i) to file and prove a claim for the whole amount of principal (and premium, if any), and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                 (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

          and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

               Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.


          SECTION 505. Trustee May Enforce Claims Without Possession of Securities.

               All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

          SECTION 506.  Application of Money Collected.

               Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in the case of the distribution of such money on account of principal (or premium, if any) or interest, if any, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                    FIRST: To the payment of all amounts due the Trustee
               under Section 607;

                    SECOND: To the payment of the amounts then due and
               unpaid for principal of (and premium, if any) and interest, if any, on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, if any, respectively; and

                    THIRD: The balance, to the Person or Persons lawfully
               entitled thereto, or as a court of competent jurisdiction may direct.

          SECTION 507.  Limitation on Suits.

               No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                    (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series:

                    (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                    (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                    (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                    (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series, it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

          SECTION 508.  Unconditional Right of Holders to Receive
          Principal, Premium and Interest.

               Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest, if any, on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the

          Redemption Date or, in the case of repayment at the option of the Holder, on the Repayment Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

          SECTION 509.  Restoration of Rights and Remedies.

               If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          SECTION 510.  Rights and Remedies Cumulative.

               Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 511.  Delay or Omission Not Waiver.

               No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          SECTION 512.  Control by Holders.

               The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

                    (1) such direction shall not be in conflict with any rule of law or with this Indenture, expose the Trustee to personal liability or be unduly prejudicial to Holders not joining therein, and

                    (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          SECTION 513.  Waiver of Past Defaults.

               The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

                    (1) in the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series, or

                    (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 514.  Undertaking for Costs.

               All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date or, in the case of repayment at the option of the Holder, on or after the Repayment Date).

          SECTION 515.  Waiver of Stay or Extension Laws.

               The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          SECTION 516.  Record Date for Action by Holders.

               The Company may set a record date for purposes of determining the identity of Holders of Securities entitled to vote or consent to any action by vote or consent authorized or permitted by Section 512 or 513 hereof. Such record date shall be the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 701 hereof prior to such solicitation.

                                     ARTICLE SIX

                                     THE TRUSTEE

          SECTION 601.  Certain Duties and Responsibilities.

               (a)  Except during the continuance of an Event of Default,
                    (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                    (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

               (b) In case an Event of Default with respect to any series of Securities has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

               (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                    (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                    (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                    (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, determined as provided in Section 512, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                    (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

               (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          SECTION 602.  Notice of Defaults.

               Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such
          default shall have been cured or waived;   provided, however,
          that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

               The Trustee shall not be deemed to have knowledge of any default or Event of Default except (i) an Event of Default described in Section 501(1), (2) or (3) so long as the Trustee is Paying Agent for the Securities or (ii) any default or Event of Default of which the Trustee shall have received written notification or a Responsible Officer charged with the administration of this Indenture shall have obtained actual knowledge, and such notification shall not be deemed to include receipt of information obtained in any report or other documents furnished under Section 704(1) or (2) of this Indenture, which reports and documents the Trustee shall have no duty to examine.

          SECTION 603.  Certain Rights of Trustee.

               Subject to the provision of Section 601:

                    (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                    (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or as otherwise expressly provided herein and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                    (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                    (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                    (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                    (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

                    (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

          SECTION 604.  Not Responsible for Recitals or Issuance of
                    Securities.

               The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

          SECTION 605.  May Hold Securities.

               The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

          SECTION 606.  Money Held in Trust.

               Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

          SECTION 607.  Compensation and Reimbursement.

               The Company agrees:

                    (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                    (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                    (3) to indemnify the Trustee and its officers, directors, employees and agents (the Trustee and its offecers, directors, employees and agents referred to in this Section collectively as the "Indemnified Parties" and individually as an "Indemnified Party") for, and to hold each Indemnified Party harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration by the Trustee of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee, as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on Securities.

          SECTION 608.  Persons Ineligible for Appointment as Trustee.

               Neither the Company nor any other Person directly or indirectly controlling, controlled by or under common control with the Company shall serve as Trustee.

          SECTION 609.  Disqualification; Conflicting Interests.

                    (a)  If the Trustee has or shall acquire any
               conflicting interest, as defined in this Section, with respect to the Securities of any series, then within 90 days after ascertaining that it has such conflicting interest, and if the default (as defined in Subsection (b) of this Section) to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated before the end of such 90-day period, it shall either eliminate such conflicting interest or, except as otherwise provided in this Section 609, resign with respect to the Securities of that series in the manner and with the effect hereinafter specified in this Article, and the Company shall take prompt steps to have a successor appointed in the manner provided in this Article Six.

                    (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Holders of Securities of that series, as their names and addresses appear in the Security Register, notice of such failure in the manner and to the extent provided in Subsection (a) of Section 703 hereof.

                    (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series if such Securities are in default (as defined in Subsection (b) of this Section, but exclusive of any period of grace or requirement of notice) and:

                        (1) the Trustee is trustee under this Indenture with respect to the Outstanding Securities of any series other than that series or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture, provided that there shall be excluded from the operation of this paragraph this Indenture with respect to the Securities of any series other than that series or any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if

                              (i)  this Indenture and such other indenture
                         or indentures (and all series of Securities issuable thereunder) are wholly unsecured and rank equally and such other indenture or indentures (and such series) are hereafter qualified under the Trust Indenture Act, unless the Commission shall have found and declared by order pursuant to
                         Section 305(b) or Section 307(c) of the Trust Indenture Act that differences exist between the provisions of this Indenture with respect to Securities of that series and one or more other series or the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures, or

                              (ii)  the Company shall have sustained the
                         burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to the Securities of that series and such other series or such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures;

                         (2)  the Trustee or any of its directors or
                    executive officers is an underwriter for the Company;

                         (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with an underwriter for the Company:

                         (4)  the Trustee or any of its directors or
                    executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that: (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company; and (iii) the Trustee may be designated by the Company or by an underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depository, or in any other similar capacity, or, subject to the provisions of paragraph
                    (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

                         (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

                         (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined),
                    (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company not including the Securities issued under this Indenture and securities issued under an other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company;

                         (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

                         (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company;

                         (9) the Trustee owns, on the date of default upon the Securities of any series issued under this Indenture (as such term is defined hereinafter in this Section but exclusive of any period of grace or requirement of notice) or any anniversary of such default while such default upon the Securities of a series issued under this Indenture remains outstanding, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which includes them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after the dates of any such default upon the Securities of any series issued under this Indenture and annually in each succeeding year that such Securities remain in default, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such dates. If the Company fails to make payment in full of the principal of (or premium, if any) or interest on any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and
                    (8) of this Subsection; or

                         (10) except under the circumstances described in paragraphs (1), (3), (4), (5) or (6) of Subsection (b) of Section 614 of this Indenture, the Trustee shall be or shall become a creditor of the Company.

               The specification of percentages in paragraphs (5) to (9), inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this Subsection.

               For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (8) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent or depository, or in any similar representative capacity.

               Except in the case of a default in the payment of the principal of or interest on any Security issued under this Indenture, or in the payment of any sinking or purchase fund installment, the Trustee shall not be required to resign as provided by this Subsection if the Trustee shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that:

                    (i) the default under this Indenture may be cured or waived during a reasonable period and under the procedures described in such application, and

                    (ii) a stay of the Trustee's duty to resign will not be inconsistent with the interests of Holders of the Securities. The filing of such an application shall automatically stay the performance of the duty to resign until the Commission orders otherwise.

               Any resignation of the Trustee shall become effective only upon the appointment of a successor Trustee and such successor's acceptance of such an appointment.

                    (d)  For the purposes of this Section:

                         (1)  The term "underwriter", when used with
                    reference to the Company, means every person who, within one year prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

                         (2) The term "director" means any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated,

                         (3) The term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

                         (4) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

                         (5) The term "Company" means any obligor upon the Securities.

                         (6)  The term "executive officer" means the
                    president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

                    (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

                         (1)  A specified percentage of the voting
                    securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting Securities of such person are entitled to cast in the direction or management of the affairs of such person.

                         (2)  A specified percentage of a class of
                    securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

                         (3) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security.

                         (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                              (i)  securities of an issuer held in a
                         sinking fund relating to securities of the issuer of the same class;

                              (ii)  securities of an issuer held in a
                         sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                              (iii)  securities pledged by the issuer
                         thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                              (iv)  securities held in escrow if placed in
                         escrow by the issuer thereof;

                    provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof

                         (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes; and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

          SECTION 610.  Corporate Trustee Required; Eligibility.

               There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, shall be subject to supervision or examination by Federal, State or District of Columbia authority and shall (i) have a combined capital and surplus of at least $50,000,000 or
          (ii) be a wholly owned subsidiary of a bank, trust company or bank holding company having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          SECTION 611.  Resignation and Removal; Appointment of Successor.

               (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

               (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within

          30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

               (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

                (d)  If at any time:

                    (1) the Trustee shall fail to comply with Section 609(a) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                    (2)  the Trustee shall cease to be eligible under
               Section 610 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                    (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee with respect to any or all series of Securities, or (ii) subject to Section 514, unless the Trustee's duty to resign is stayed as provided in this Section 611, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to any or all series of Securities and the appointment of a successor Trustee or Trustees with respect to such series.

               (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 612. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 612, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 612, any Holder who has been a bona fide
          Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

               (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Officer.

          SECTION 612.  Acceptance of Appointment by Successor.

               (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder subject, nevertheless, to its lien, if any, provided for in Section 607.

               (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights , powers , trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of each successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

               (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or
          (b) of this Section, as the case may be.

               (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          SECTION 613. Merger, Conversion, Consolidation or Succession to Business.

               Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

          SECTION 614.  Preferential Collection of Claims Against Company.

               (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities, as defined in Subsection (c) of this Section:

                   (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

                    (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

          Nothing herein contained, however, shall affect the right of the
          Trustee:

                    (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law;

                    (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;

                    (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this Section, would occur within three months; or

                    (D) to receive payment on any claim referred to in paragraph (B) or (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

               For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

               If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction
          (i) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

               Any Trustee which has resigned or been removed after the beginning of such three months' period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three months' period, it shall be subject to the provision of this Subsection if and only if the following conditions exist:

                    (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three months' period; and

                    (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

               In any case commenced under the Bankruptcy Act of July 1, 1898 or any amendment thereto enacted prior to November 6, 1978, all references to periods of three months shall be deemed to be references to periods of four months.

               (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from:

                    (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                    (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

                    (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture,transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

                    (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction,as defined in Subsection (c) of this Section;

                    (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

                    (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) of this Section.

               (c)  For the purposes of this Section only:

                    (1) the term "default" means any failure to make payment in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

                    (2) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this

               Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

                    (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

                    (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

                    (5) the term "Company" means any obligor upon the Securities; and

                    (6) the term "Federal Bankruptcy Code" means the Bankruptcy Code of 1978, as amended, or successor provisions thereto.

          SECTION 615.  Appointment of Authenticating Agent.

               At any time when any of the Securities remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue or upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $15,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

               Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

               An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an
          Authenticating Agent.    No successor Authenticating Agent shall
          be appointed unless eligible under the provisions of this Section.

               The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

               If all of the Securities of a series are not to be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee may appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.

               If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

               This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        NationsBank of Georgia,
                                        National Association, as Trustee


                                   By   ______________________
                                        as Authenticating Agent


                                   By   _______________________
                                        Authorized Officer

                                    ARTICLE SEVEN

                  HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

          SECTION 701.  Company to Furnish Trustee Names and Addresses of
                    Holders.

               The Company will furnish or cause to be furnished to the Trustee

                    (a) semi-annually, not more than 15 days after each Regular Record Date of each series of Securities having such a Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of a date not more than 15 days prior to the time such list is furnished, and

                    (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

          SECTION 702.  Preservation of Information; Communications to
          Holders.

               (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
          Section 701 upon receipt of a new list so furnished.

               (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

                    (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with
               Section 702(a), or

                    (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

               If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

               (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

          SECTION 703.  Reports by Trustee.

               (a) Within 60 days after May 15 of each year commencing with the year 1995, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of such May 15 with respect to any of the following events which may have occurred within the previous 12 months (but if no such event has occurred within such period, no report need be transmitted):

                    (1) any change to its eligibility under Section 610 and its qualifications under Section 609;

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                    (2)  the creation of or any material change to a
               relationship specified in paragraph 1 through 10 of Subsection (c) of Section 609 hereof;

                    (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding on the date of such report;

                    (4) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 613(b)(2), (3), (4) or (6);

                    (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

                    (6) any additional issue of Securities which the Trustee has not previously reported; and

                    (7) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with
               Section 602.

               (b) The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

               (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the

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          Commission and with the Company.  The Company will notify the
          Trustee when any Securities are listed on any stock exchange.

          SECTION 704.  Reports by Company.

               The Company shall:

                    (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                    (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

                    (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and
               (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

                    (4) furnish to the Trustee, not less often than annually, a brief certificate from the Company's principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under the Indenture. For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

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                                    ARTICLE EIGHT

                    CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

          SECTION 801.  Company May Consolidate, Etc., Only on Certain
          Terms.

               The Company shall not consolidate with or merge into any other corporation or convey or transfer all or substantially all of its properties and assets as an entirety to any Person unless:

                    (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance and observance of every covenant of this Indenture on the part of the Company to be performed or observed;

                    (2)  immediately after giving effect to such
               transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

                    (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

               Anything in this Article Eight to the contrary notwithstanding, no such consolidation, merger, conveyance or transfer shall be entered into or made by the Company with or to another corporation which has outstanding any obligations secured by a Mortgage if, as a result of such consolidation, merger, conveyance or transfer, any Principal Property of the Company or any Restricted Subsidiary would be subjected to the lien of such Mortgage and such Mortgage is not expressly excluded from the restrictions or permitted by the provisions of Section 1006 unless simultaneously therewith or prior thereto effective provision shall be made for the securing of all the Securities (together with, if the Company shall so determine, any other Debt of the Company now existing or hereafter created which is not subordinated to the Securities), equally and ratably with (or, at the option of the Company, prior to) the obligations secured by such Mortgage by a lien upon such Principal Property.

          SECTION 802.  Successor Corporation Substituted.

               Upon any consolidation by the Company with or merger by the Company into any other corporation or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                     ARTICLE NINE

                               SUPPLEMENTAL INDENTURES

          SECTION 901.  Supplemental Indentures Without Consent of Holders.

               Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                    (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                    (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                    (3)  to add any additional Events of Default; or

                    (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

                    (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                    (6)  to secure the Securities; or

                    (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

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


                    (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

                    (9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided such other provisions shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

          SECTION 902.  Supplemental Indentures with Consent of Holders.

               With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                    (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

                    (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                    (3)  modify any of the provisions of this Section,
               Section 513 or Section 1008, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1008, or the

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               deletion of this proviso, in accordance with the requirements of
               Section 611(b) and 901(8).

          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

               It shall be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          SECTION 903.  Execution of Supplemental Indentures.

               In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section
          601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          SECTION 904.  Effect of Supplemental Indentures.

               Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          SECTION 905.  Conformity with Trust Indenture Act.

               Every supplemental Indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

          SECTION 906.  Reference in Securities to Supplemental Indentures.

               Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental Indenture. If the Company shall so determine, new Securities of any series to modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

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                                     ARTICLE TEN

                                      COVENANTS

          SECTION 1001.  Payment of Principal, Premium and Interest.

               The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest, if any, on the Securities of that series in accordance with the terms of the Securities and this Indenture.

          SECTION 1002.  Maintenance of Office or Agency.

               The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company hereby appoints Midwest Clearing Corp., 40 Broad Street, 2nd Floor, New York, New York, 10004, as its initial office or agency for each said purposes. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          SECTION 1003.  Money for Securities Payments to Be Held in Trust.

               If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

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


               Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

               The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                    (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest, if any, on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                    (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest, if any, on the Securities of that series; and

                    (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

               The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

               Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest, if any, on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest, if any, as become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general

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


          circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

          SECTION 1004.  Corporate Existence.

               Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole.

           SECTION 1005.   Statement by Officers as to Default.

               The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of Sections 1001 to 1004 inclusive, and Sections 1006 and 1007, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

          SECTION 1006.  Restrictions on Debt.

               The Company will not itself, and will not permit any Restricted Subsidiary to, incur, issue, assume or guarantee any loans, whether or not evidenced by negotiable instruments or securities, or any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed (loans and notes, bonds, debentures or other similar evidences of indebtedness for money borrowed being hereinafter in this Article called "Debt"), secured by pledge of, or mortgage or other lien on, any Principal Property of the Company or any Restricted Subsidiary, or any shares of stock or Debt of any Restricted Subsidiary (pledges, mortgages and other liens being hereinafter in this Article called "Mortgage" or "Mortgages"), without effectively providing that the Securities (together with, if the Company shall so determine, any other Debt of the Company or such Restricted Subsidiary then existing or thereafter created which is not subordinate to the Securities) shall be secured equally and ratably with (or prior to) such secured Debt, so long as such secured Debt shall be so secured, and will not permit any Restricted Subsidiary to incur, issue, assume or guaranty any unsecured Debt (except for guaranties of Unsecured Debt of the Company or a Restricted Subsidiary of the Company) or to issue any Preferred Stock in each instance unless the aggregate amount of (A) all such Debt, (B) the aggregate preferential amount to which such Preferred Stock would be entitled on any involuntary distribution of assets and (C) Attributable Debt of the Company and its Restricted Subsidiaries in respect of sale and leaseback transactions (as defined in Section 1007) would not exceed 10% of Consolidated Net Tangible Assets; provided, however, that this Section 1006 shall not apply to, and there shall be excluded from Debt in any computation under this Section 1006:
                    (1) Debt secured by Mortgages on property of, or on any shares of stock or Debt of, any corporation, and unsecured Debt of any corporation, existing at the time such corporation becomes a Restricted Subsidiary;

                    (2) Debt secured by Mortgages in favor of the Company or any Restricted Subsidiary and unsecured Debt payable to the Company or any Restricted Subsidiary;

                    (3) Debt secured by Mortgages in favor of the United States of America, or any agency, department or other instrumentality thereof, to secure progress, advance or other payments pursuant to any contract or provision of any statute;

                    (4) (a) Debt secured by Mortgages on property, shares of Capital Stock or Debt existing at the time of acquisition thereof (including acquisition through merger or consolidation) or to secure the payment of all or any part of the purchase price or construction cost thereof or to secure any Debt incurred prior to, at the time of, or within 120 days after, the acquisition of such property or shares or Debt or the completion of any such construction for the purpose of financing all or any part of the purchase price or construction cost thereof, and (b) unsecured Debt incurred to finance the acquisition of any property, shares of Capital Stock or Debt (other than shares of Capital Stock or Debt of the Company) or to finance construction on property incurred prior to, at the time of, or within 120 days after the later of the acquisition of such property or the completion of construction thereon;

                    (5) Debt secured by Mortgages securing obligations issued by a state, territory or possession of the United States, or any political subdivision of any of the foregoing or the District of Columbia, to finance the acquisition of or construction on property, and on which the interest is not, in the opinion of tax counsel of recognized standing or in accordance with a ruling issued by the Internal Revenue Service, includible in gross income of the holder by reason of Section 103(a)(1) of the Internal Revenue Code (or any successor to such provision) as in effect at the time of the issuance of such obligations; and

                    (6) Any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Debt referred to in the foregoing clauses
               (1) to (5), inclusive; provided, that (i) such extension, renewal or replacement, in the case of Debt secured by a Mortgage, shall be limited to all or a part of the same property, shares of stock or Debt that secured the Mortgage extended, renewed or replaced (plus improvements on such property), and (ii) the Debt secured by such Mortgage at such time is not increased; and provided, further, that this
               Section 1006 shall not apply to any issuance of Preferred Stock by a Restricted Subsidiary to the Company or another

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


               Restricted Subsidiary, provided that such Preferred Stock shall not thereafter be transferable to any Person other than the Company or a Restricted Subsidiary.

          SECTION  1007.  Restrictions on Sales and Leasebacks.

               The Company will not itself, and will not permit any Restricted Subsidiary to, enter into any transaction after the date hereof with any bank, insurance company, lender or other investor, or to which any such bank, insurance company, lender or investor to a party, provided for the leasing by the Company or a Restricted Subsidiary of any Principal Property which has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such bank, insurance company, lender or investor, or to any person to whom funds have been or are to be advanced by such bank, insurance company, lender or investor on the security of such Principal Property (herein referred to as a "sale and leaseback transaction") unless, after giving effect thereto, the aggregate amount of all Attributable Debt with respect to such transactions plus all Debt to which Section 1006 is applicable would not exceed 10% of Consolidated Net Tangible Assets. This covenant shall not apply to, and there shall be excluded from Attributable Debt in any computation under this Section 1007, Attributable Debt with respect to any sale and leaseback transaction if:

                    (1) the lease in such sale and leaseback transaction is for a period, including renewal rights, of not in excess of three years, or

                    (2) the Company or a Restricted Subsidiary, within 180 days after the sale or transfer shall have been made by the Company or by a Restricted Subsidiary, applies an amount not less than the greater of the net proceeds of the sale of the Principal Property leased pursuant to such arrangement or the fair market value of the Principal Property so leased at the time of entering into such arrangement (as determined in any manner approved by the Board of Directors) to (a) the retirement of Funded Debt of the Company ranking on a parity with or senior to the Securities or the retirement of Funded Debt of a Restricted Subsidiary; provided, however, that the amount to be applied to the retirement of such Funded Debt of the Company or a Restricted Subsidiary shall be reduced by (x) the principal amount of any Securities (or other notes or debentures constituting such Funded Debt) delivered within such 180-day period to the Trustee or other applicable trustee for retirement and cancellation and (y) the principal amount of such Funded Debt, other than items referred to in the preceding clause (x), voluntarily retired by the Company or a Restricted Subsidiary within 180 days after such sale; and provided, further, that, notwithstanding the foregoing, no retirement referred to in this clause (a) may be effected by payment at maturity or pursuant to any mandatory sinking fund payment or any mandatory prepayment provision, or (b) the purchase of other property which will constitute a Principal Property having a fair market value, in the opinion of the Board of Directors of the Company, at least equal to the fair market value of the Principal Property leased in such sale and leaseback transaction less the amount of any Funded Debt retired pursuant to clause (a) of this subsection, or

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                    (3)  such sale and leaseback transaction is entered
               into prior to, at the time of, or within 180 days after the later of the acquisition of the Principal Property or the completion of construction thereon, or

                    (4) the lease in such sale and leaseback transaction secures or relates to obligations issued by a state territory or possession of the United States, or any political subdivision of any of the foregoing, or the District of Columbia, to finance the acquisition of or construction on property, and on which the interest is not, in the opinion of tax counsel of recognized standing or in accordance with a ruling issued by the Internal Revenue Service, includible in gross income of the holder by reason of Section 103(a)(1) of the Internal Revenue Code (or any successor to such provision) as in effect at the time of the issuance of such obligations or

                    (5) such sale and leaseback transaction is entered into between the Company and a Restricted Subsidiary or between Restricted Subsidiaries.

          SECTION 1008.  Waiver of Certain Covenants.

               The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1006 and 1007, inclusive, with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

          SECTION 1009. Calculation of Original Issue Discount; and Certain Information Concerning Tax Reporting

               The Company will deliver to the Trustee, within 40 days of the date of original issuance of any series of Securities with Original Issue Discount, an Officers' Certificate, setting forth
          (i) the amount of the Original Issue Discount on the Securities, expressed as a U.S. dollar amount per $1,000 of principal amount at Stated Maturity, (ii) the yield to maturity for the Securities, and (iii) a table of the amount of the Original Issue Discount on the Securities, expressed as a U.S. dollar amount per $1,000 of principal amount at Stated Maturity, accrued for each day from the date of original issuance of the Securities to their Stated Maturity.

               On or before December 15 of each year during which any Securities are Outstanding, the Company shall furnish to the Trustee such information as may be reasonably requested by the Trustee in order that the Trustee may prepare the information which it is required to report for such year on Internal Revenue Service Forms 1096 and 1099 pursuant to Section 6049 of the Internal Revenue Code of 1986, as amended. Such information shall include the amount of

          Original Issue Discount includeable
          in income for each $1,000 of principal amount at Stated Maturity of Outstanding Securities during such year.

                                    ARTICLE ELEVEN

                               REDEMPTION OF SECURITIES

          SECTION 1101.  Applicability of Article.

               Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

          SECTION 1102.  Election to Redeem; Notice to Trustee.

               The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

          SECTION 1103.  Selection By Trustee of Securities to Be Redeemed.

               With the exception of Securities delivered by the Company to the Trustee in satisfaction of obligations of the Company to make mandatory sinking fund payments, if less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

               The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or

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


          to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

          SECTION 1104.  Notice of Redemption.

               Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register,

               All notices of redemption shall state:

                    (1)  the Redemption Date;

                    (2)  the Redemption Price;

                    (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

                    (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

                    (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price; and

                     (6) that the redemption is for a sinking fund, if such is the case.

               Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

          SECTION 1105.  Deposit of Redemption Price.

               Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

          SECTION 1106.  Securities Payable on Redemption Date.

               Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

               If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

          SECTION 1107.  Securities Redeemed in Part.

               Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered, except that if a global Security is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary for such global Security, without service charge, a new global Security or Securities in a denomination equal to and in exchange for the unredeemed portion of the principal of the global Security so surrendered.

                                    ARTICLE TWELVE

                                    SINKING FUNDS

          SECTION 1201.  Applicability of Article.

               The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

               The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to

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


          reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

          SECTION 1202.  Satisfaction of Sinking Fund Payments with
                         Securities.

               The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

          SECTION 1203.  Redemption of Securities for Sinking Fund.

               Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202, and will also deliver to the Trustee any Securities to be so credited which have not theretofore been so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                   ARTICLE THIRTEEN

                                      DEFEASANCE

          SECTION 1301. Applicability of Article; Company's Option to Effect Defeasance.

               If pursuant to Section 301 provision is made for either or both of (a) defeasance of the Securities of a series under
          Section 1302 or (b) covenant defeasance of the Securities of a series under Section 1303, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article Thirteen, shall be applicable to the Securities of such series, and the Company may at its option by Board Resolution, at any time, with respect to the Securities of such series, elect to have either Section 1302 (if

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


          applicable) or Section 1303 (if applicable) be applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article Thirteen.

          SECTION 1302.  Defeasance and Discharge.

               Upon the Company's exercise of the above option applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund described in
          Section 1304 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (b) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (d) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option under this Section 1302 notwithstanding the prior exercise of its option under
          Section 1303 with respect to the Securities of such series.

          SECTION 1303.  Covenant Defeasance.

               Upon the Company's exercise of the above option applicable to this Section, the Company shall be released from its obligations under Sections 501(5), 1006 and 1007 with respect to the Outstanding Securities of such series on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

          SECTION 1304.  Conditions to Defeasance.

               The following shall be the conditions to application of either Section 1302 or Section 1303 to the Outstanding Securities of such series:

                    (1) the Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust

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

               for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (a) money in an amount, or
               (b) U.S. Government Obligations which through the scheduled payment of principal and interest, if any, in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (c) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any, on) and each installment of principal of (and premium, if any) and interest, if any, on the Outstanding Securities of such series on the Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

                    (2) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or, insofar as Subsections 501(6) and (7) are concerned, at any time during the period ending on the 91st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                    (3) Such defeasance or covenant defeasance shall not cause the Trustee for the Securities of such series to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to any securities of the Company.

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


                    (4) Such defeasance or covenant defeasance shall not cause any Securities of such series then listed on any registered national securities exchange under the Securities Exchange Act of 1934, as amended, to be delisted or deregistered.

                    (5) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                    (6) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                    (7) Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301.

                    (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1302 or the covenant defeasance under Section 1303 (as the case may be) have been complied with.

          SECTION 1305. Deposited Money and U.S. Government Obligations to be Held in Trust; Miscellaneous.

               Subject to the provisions of the last paragraph of Section 1003, all money and U. S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee -- collectively, for purposes of this Section 1305, the "Trustee") pursuant to Section 1304, in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

               The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U. S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series.

               Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U. S. Government obligations held by it as provided in Section 1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would be required to be deposited to effect an equivalent defeasance or covenant defeasance.

                                   ARTICLE FOURTEEN

                     REPAYMENT OF SECURITIES AT OPTION OF HOLDERS

          SECTION 1401.  Applicability of Article.

               Securities of any series which are repayable before their Stated Maturity at the option of the Holders shall be repaid in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article,

          SECTION 1402.  Notice of Repayment Date.

               Securities of any Repayment Date with respect to Securities of any series shall, unless otherwise specified by the terms of the Securities of any series, be given by the Company not less than 45 nor more than 60 days prior to such Repayment Date to each Holder of Securities of such series in accordance with
          Section 106.

               The notice as to Repayment Date shall state:

                    (1)  the Repayment Date;

                    (2)  the Repayment Price;

                    (3) the place or places where such Securities are to be surrendered for payment of the Repayment Price and the date by which Securities must be so surrendered in order to be repaid;

                    (4) a description of the procedure which a Holder must follow to exercise a repayment right; and

                    (5) that exercise of the option to elect repayment is irrevocable.

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


               No failure of the Company to give the foregoing notice shall limit any Holder's right to exercise a repayment right.

          SECTION 1403.  Deposit of Repayment Price.

               Prior to the Repayment Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Repayment Price of and (unless the Repayment Date shall be an Interest Payment Date) accrued interest, if any, on all of the Securities of such series which are to be repaid on that date.

          SECTION 1404.  Securities Payable on Repayment Date.

               The form of option to elect repayment having been delivered as specified in the form of Security for such series as provided in Section 203, the Securities of such series so to be repaid shall, on the Repayment Date, become due and payable at the Repayment Price applicable thereto, and from and after such date (unless the Company shall default in the payment of the Repayment Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for repayment in accordance with said notice, such Security shall be paid by the Company at the Repayment Price together with accrued interest to the Repayment Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Repayment Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

                If any Security shall not be paid upon surrender thereof for repayment, the principal (and premium, if any) shall, until paid, bear interest from the Repayment Date at the rate prescribed therefor in such Security.

          SECTION 1405.  Securities Repaid in Part.

               Any Security which by its terms may be repaid in part at the option of the Holder and which is to be repaid only in part shall be surrendered at any office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unrepaid portion of the principal of the Security so surrendered.

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                                   ARTICLE FIFTEEN

                  IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS
                                    AND DIRECTORS.

          SECTION 1501. Immunity of Incorporators, Stockholders, Officers and Directors.

               No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.

                                    * * * * * * *

               This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                        COCA-COLA BOTTLING CO.
                                             CONSOLIDATED


                                        By:_______________________________

          ATTEST:

          ______________________________________

          [Corporate Seal]
                                        NATIONSBANK OF GEORGIA,
                                        NATIONAL ASSOCIATION, AS TRUSTEE



                                        By:______________________________
          ATTEST:


          ______________________________________
          [Corporate Seal]

                                    82
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